                                                                    Exhibit 10.9

                           WARRANT PURCHASE AGREEMENT

         This Agreement dated as of November 25, 1997 is entered into between THE EDISON PROJECT INC., a Delaware corporation (the "COMPANY") and BANKBOSTON, N.A. (the "PURCHASER").

                                    RECITALS

         A. Seven Hills Charter School, Inc., a Massachusetts Corporation, and Seven Hills Charter School, a Massachusetts body corporate formed under Section 89 of Chapter 71 of the Massachusetts General Laws (together the "Borrowers"), and the Purchaser are entering into a Loan Agreement of even date herewith (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for a certain term loan to be made by the Purchaser to the Borrowers. Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement or in the Warrant (as defined below), as the case may be.

         B. The Company has received, and expects to receive, substantial direct and indirect benefits from the Borrowers pursuant to the Loan Agreement which benefits are hereby acknowledged.

         C. It is a condition to the Purchaser's willingness to enter into the Loan Agreement and provide to the Borrowers the financing contemplated thereby that the Company shall have issued warrants to the Purchaser, subject to the terms hereof.

         D. The Company is willing and has voluntarily and freely agreed to issue warrants, as hereinafter provided.

         NOW, THEREFORE, in order to induce the Purchaser to enter into the aforesaid loan transaction and to make said loan to the Borrowers, and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1.       Issuance of Warrant.

         (a) As of the date hereof; the Company will issue to the Purchaser a warrant (the "WARRANT") to purchase certain shares (the "WARRANT SHARES") of Series A Common Stock, $.01 par value ("Common Stock"), of the Company (such shares of Common Stock subject to the Warrant being in the amount set forth in the Warrant and being subject to adjustment as set forth therein). The form of the Warrant is attached hereto as EXHIBIT A.

         (b) For the purpose of this Agreement, the term "Warrant Shares" shall include any additional shares of capital stock of the Company issued to the Purchaser in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger or similar event as set forth in the Warrant.

         2. Representations of the Company. Subject to and except as disclosed by the Company on EXHIBIT B hereto, the Company hereby represents and warrants to the Purchaser as of the date of issuance as follows:

         2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware and has full corporate power and authority to own and lease its property and to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement, to carry out the transactions contemplated by this Agreement and to issue, sell and deliver the Warrant and the Warrant Shares. The Company is duly qualified to do business as a foreign corporation in each jurisdiction in which the failure so to qualify could have a material adverse effect on its business, properties, prospects or financial condition. The Company has furnished to the Purchaser true and complete copies of its Certificate of Incorporation and by-laws, each as amended to date and presently in effect.

         2.2      Capitalization.

         (a) As of the date of issuance hereof, the authorized capital stock of the Company consists of (i) 60,000,005 shares of common stock, par value $.01 per share, of which (A) 6,214,704 shares of Common Stock are validly issued and outstanding, fully paid and nonassessable and (B) 129,504 shares of Common Stock are subject to issuance upon the exercise of the Warrant, (ii) one share of Series B Common Stock, of which one share is issued and outstanding (iii) one share of Series C Common Stock, of which one share is issued and outstanding,
(iv) one share of Series D Common Stock, of which one share is issued and outstanding, (v) one share of Series E Common Stock, of which one share is issued and outstanding, (vi) one share of Series F Common Stock, of which one share is issued and outstanding and (vii) 50,000,000 shares of Preferred Stock, par value $.01 per share, of which 36,505,671 shares are issued and outstanding and are convertible into 36,505,671 shares of Common Stock, all of which are validly issued and outstanding, fully paid and nonassessable. An aggregate of 36,505,671 shares of Common Stock have been duly reserved for issuance upon the conversion of the issued and outstanding Preferred Stock. The Company expects that prior to December 31, 1997 an aggregate of 11,000,000 shares of Common Stock will have been duly reserved for issuance upon the exercise of certain options granted by the Company pursuant to stock option plans and other option and warrant agreements.

         (b) Except as described above and as set forth on EXHIBIT C, (i) no subscription, warrant, option, Convertible Security or other right (contingent or otherwise) to purchase or acquire from the Company any shares of any class of capital stock of the Company or any Convertible Security is authorized or outstanding, (ii) there is not any commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class if its capital stock any evidences of indebtedness or assets and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any Convertible Security or any interest therein or to pay any dividend or make any other distribution in respect thereof. No holder of any warrant, option or other right to purchase any shares of Common Stock has, by virtue of such warrant, option or other right, the right to receive, participate in or otherwise in any manner benefit from any dividends or other distributions paid by the Company in cash or property on account of the Common Stock unless such holder exercises such warrant, option or other right and acquires shares of Common Stock.

         2.3 Stockholder Agreements. Set forth on EXHIBIT C is a true and complete statement of the number of shares of Common Stock reserved and available as of the Closing Date for issuance to employees, officers and directors of the Company pursuant to the Company's equity plans. Except as contemplated by this Agreement and EXHIBIT C, there are no agreements, written or oral, between the Company and any holder of its capital stock, relating to the acquisition, disposition or voting of the capital stock of the Company.

         2.4 Issuance of Warrant and Warrant Shares: No Original Issue Discount.

         (a) The issuance, sale and delivery of the Warrant in accordance with this Agreement, and the issuance and delivery of the Warrant Shares upon exercise of the Warrant, have been duly authorized by all necessary corporate action on the part of the Company. The Warrant Shares have been duly and validly reserved and, when issued upon exercise of the Warrant, will be duly and validly issued, fully paid and nonassessable. When issued, the Warrant Shares will be free from any claims, liens or encumbrances, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

         (b) Together, the Loan and the Warrant issued in accordance with this Agreement constitute an "investment unit" for the purposes of Section 1273(c)(2)(A) of the Code. In accordance with Sections 1273(c)(2)(A) and 1273(b)(2) of the Code, the issue price of the investment unit is the face principal amount of the Loan. Allocating that issue price among the Loan and Warrant in proportion to their fair market value, as required by Section 1273(c)(2)(B) of the Code and Treasury Regulation 1.1273-2(h)(1), results in the Warrant having an issue price of zero and the Loan having an principal amount of $4,047,000. Accordingly, the Company believes that the original issue discount that will accrue on the Warrant is zero.

         2.5 Authority. The execution, delivery and performance by the Company of this Agreement and the Warrant have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Warrant constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution and delivery of, and performance of the transactions contemplated by, this Agreement and the Warrant, and compliance with their provisions by the Company, will not violate any provision of law or regulation and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Certificate of Incorporation or by-laws, each as amended to date and presently in effect, or any indenture, lease, mortgage, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company or its properties, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets or properties of the Company, where such violation, conflict, breach, default or imposition of a lien, change or encumbrance could have a material adverse effect on the Company.

         2.6 Governmental and other Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or other person or entity is required on the part of the Company in connection with the execution, delivery and performance of this Agreement and the Warrant or the offer, issuance, sale and delivery of the Warrant and the Warrant Shares, except such filings as shall have been made prior to and shall be effective on and as of the Closing Date and except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act or such post-closing filings as may be required under applicable state securities laws, all which will be filed within applicable periods therefor. Based upon the representations made by the Purchaser in SECTION 3 of this Agreement, the offer and sale of the Warrant and the Warrant Shares to the Purchaser will be exempt from the registration requirements of the Securities Act and from the qualification requirements of any applicable state securities laws.

         2.7 Disclosures. To the Company's knowledge, neither this Agreement nor any exhibit hereto nor any certificate or instrument furnished or to be furnished to the Purchaser or its counsel in connection with the transactions contemplated by this Agreement contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or prospects of the Company which has not been disclosed to the Purchaser.

         3. Representations of the Purchaser. The Purchaser represents and warrants to the Company on the date of issuance and upon exercise of this Warrant as follows:

         3.1 Investment. The Purchaser is acquiring the Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The Purchaser understands that the Warrant and the Warrant Shares have not been registered under the Securities Act or qualified under any applicable state securities laws in reliance upon exemptions from such requirements.

         3.2 Authority. The Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. The execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary action on behalf of the Purchaser. This Agreement constitutes the valid and binding obligation of the Purchaser enforceable in accordance with its terms.

         3.3 Sophisticated Investor. The Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The Purchaser has sufficient business and financial knowledge and experience so as to be capable of evaluating the merits and risks of its investment in the Company.

         3.4 Restricted Securities. The Purchaser acknowledges that the Warrant and the Warrant Shares have not been registered under the Securities Act and, as a result, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

         3.5 Access to Information. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Purchaser has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction.

         3.6 Restrictive Legend. Each certificate representing any Warrant or any Warrant Shares or other securities issued in respect of the Warrant or the Warrant Shares upon a stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless there is in effect a registration statement under the Securities Act covering such proposed transfer, such securities have been sold under Rule 144 or as otherwise permitted by the provisions of SECTION 4) and be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THIS WARRANT AND THE WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR

TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR AN EXEMPTION THEREFROM IS AVAILABLE. THE WARRANT SHARES ARE ALSO SUBJECT TO THE PROVISIONS OF A CERTAIN WARRANT PURCHASE AGREEMENT DATED AS OF THE DATE HEREOF, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         3.7 Confidential Information. The Purchaser will not use or divulge any non-public information provided by or developed for the Purchaser in connection with this Agreement or the Loan Agreement, whether or not this Agreement or the Loan Agreement remains in effect, except to the extent that the same is, in the good faith opinion of the Purchaser, compelled by laws, regulations, rules, orders or legal process or proceedings or is disclosed to: (a) any prospective participant in or assignee of the Term Loan (as defined in the Loan Agreement) who agrees to preserve the confidentiality of such non-public information to the same extent as provided herein; (b) legal counsel, examiners, auditors and directors of the Purchaser and examiners, auditors and investigators having regulatory authority over the Purchaser; (c) any entity utilizing such information to rate or classify the Purchaser's debt or equity securities for sale to the public or to report to the public concerning the industry of which the Purchaser is a party or (d) any party as, and only to the extent required, in connection with the exercise of remedies by the Purchaser after default in the performance of the Company's payment or other material obligations to the Purchaser.

         4.1 Restrictions on Transferability. Neither the Warrants nor the Warrant Shares shall be transferable except upon the conditions specified in this SECTION 4, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Purchaser will cause any proposed transferee of the Warrants or the Warrant Shares held by the Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this SECTION 4 if and to the extent that such securities continue to be restricted securities in the hands of the transferee.

         4.2 Notice of Proposed Transfers. The holder of each security representing any of the Warrants or the Warrant Shares or any other securities issued in respect of the Warrants or the Warrant Shares upon a stock split, stock dividend, recapitalization, merger, consolidation or similar event, by acceptance thereof, agrees to comply in all respects with the provisions of this
SECTION 4.2. Prior to any proposed transfer of any Restricted Securities (as defined in SECTION 4.3 below), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer. If requested by the Company within a reasonable time after receipt of the Purchaser's notice, the Purchaser shall furnish to the Company either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company (it being agreed that in-house counsel to the Purchaser shall be deemed satisfactory to the Company) addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding the foregoing, no opinion of counsel to the Purchaser or "no action" letter shall be required in connection with a transfer in compliance with Rule 144A under the Securities Act nor in connection with any transfer to an affiliate of the Purchaser which executes and delivers to the Company and the Purchaser a written statement containing, as to such affiliate, the investment representations and other representations set forth in SECTION 3 of this Agreement. Each certificate, warrant or other security evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
SECTION 3.6, except that such certificate, warrant or other security shall not bear such restrictive legend if the securities represented thereby have been sold in compliance with Rule 144 or, in the opinion of counsel for the Company, such legend is not required in order to establish compliance with any provision of the Securities Act.

         4.3 Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Holder" means the Purchaser and any holder of any of the Warrants or of any Registrable Securities (as hereinafter defined) to whom the rights granted under this SECTION 4 are transferred as permitted by this Agreement.

         The terms "register", "registered" and "registration" refer to a registration for a public offering and sale of securities of the Company effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" means the Warrant Shares and any shares of capital stock issued in respect of such securities upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or sold to the public. For the purpose of this SECTION 4, the term "Registrable Securities" shall also mean shares of Common Stock of the Company which may be issued pursuant to and upon exercise of the Warrants.

         "Restricted Securities" refers collectively to the securities of the Company required to bear the legend set forth in SECTION 3.6 hereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         4.4 Piggy-Bank Registration Rights. Upon exercise of the Warrant, the Purchaser shall be entitled to "piggy-back" registration rights granted to other holders of Common Stock, as set forth in the terms and provisions of ANNEX I hereto, provided, that in the event that the number of shares to be included in a Registration Statement (as defined in ANNEX I) filed for an underwritten public offering is limited by the lead managing underwriter, Warrant Shares may not be included in such offering unless all Shares (as defined in ANNEX I) desired by Shareholders (as defined in ANNEX I) to be included therein have been so included, and in the event the Warrant Shares are to be included, they shall be included on a pro rata basis based on the number of shares the holders of which are similarly situated (including, without limitation, warrantholders which provide financing to charter school partners of the Company).

         4.5 Rule 144 and Rule 144A Requirements. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

         (a) At all times when the Company's Common Stock is publicly traded, use its reasonable efforts at all times to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) At all times when the Company's Common Stock is publicly traded, use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time during which it is subject to such reporting requirements;

         (c) At all times when the Company's Common Stock is publicly traded, so long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of

Rule 144 and of the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration; and

         (d) Make available to each Holder and to any prospective purchaser of Registrable Securities designated by a Holder, the information required by Rule 144A under the Securities Act.

         4.6 Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities under this SECTION 4 may be assigned by any Holder to one or more transferees or assignees of Registrable Securities constituting at least 30% of the Registrable Securities; provided, however, that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferees or assignees and identifying the securities with respect to which such registration rights are being assigned; and, provided further that the transferees or assignees of such rights assume the obligations of such Holder under this
SECTION 4 and are not competitors of the Company or its Affiliates. All transfers of Registrable Securities shall be made in compliance with applicable state and federal securities laws. Notwithstanding the foregoing, any Holder may assign its rights under this SECTION 4 to any one or more transferees or assignees of all or any part of the Registrable Securities if such transferee or assignee is an "affiliate" of the Holder, as that term is defined in Rule 144 under the Securities Act.

         4.7 "Market Stand-off" Agreement. Except for sales or transfers pursuant to an effective registration statement or to persons who agree to be similarly bound, each Holder agrees, if requested by the Company and the underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the 120 day (or such longer period as may be requested by the Company's underwriters and imposed upon holders similarly situated to the Purchaser) period following the effective date of any registration statement of the Company filed under the Securities Act with respect to any underwritten public offering of securities by the Company, provided that all holders of securities issued by the Company, including officers and directors of the Company, shall enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said 120-day (or longer) period.

         5. Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

         6. Survival of Representations and Warranties. All agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

         7. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, prepaid overnight courier, or mailed by first class, certified or registered mail, return receipt requested, postage prepaid or sent by facsimile:

         If to the Company, at

                  The Edison Project Inc.
                  521 Fifth Avenue
                  16th Floor
                  New York, New York 10175
                  Attention:  Chief Financial Officer
                  Facsimile No.: (212) 309-1604

                  and

                  The Edison Project L.P.
                  366 NationsBank Center
                  550 Main Street
                  Knoxville, Tennessee 37902
                  Attention:  Laura Eshbaugh
                  Facsimile No.: (423) 546-1090

         with a copy (which shall not constitute notice) to:

                  Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York 10038
                  Attention:  John F. Fritts, Esq.
                  Facsimile No.: (212) 504-6666

or at such other address or addresses, or facsimile number(s) as may be furnished in writing by the Company to the Purchaser.

         If to the Purchaser, at

                  BankBoston, N.A.
                  100 Federal Street
                  Boston, MA 02110
                  Attention: Mr. Steven M. Nocka, Assistant Vice President Facsimile No.: (617) 434-3552

         with a copy (which shall not constitute notice) to:

                  Elizabeth H. Munnell, Esq.
                  Edwards & Angell
                  101 Federal Street
                  Boston, MA 02110
                  Facsimile No.: (617) 439-4170

or at such other address or addresses, or facsimile number(s) as may be furnished in writing to the parties.

         Notices provided in accordance with this SECTION 7 shall be deemed delivered upon physical delivery or upon delivery by facsimile transmission.

         8. Brokers. Each of the Company and the Purchaser (i) represents and warrants that it has retained no finder or broker or taken any other action resulting in the payment of any brokerage fee or sales commission in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

         9. Entire Agreement. This Agreement, the Warrant, the Loan Agreement, the Loan Documents (as defined in the Loan Agreement) and the exhibits and schedules hereto and thereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. The provisions of this Agreement are not limited by, nor in limitation of, any additional or differing provisions in the Loan Agreement or any of the other Loan Documents, but all agreements between the Company and the Purchaser are to be given full effect in accordance with their respective terms. This Agreement and the Warrant will remain in effect and will not be affected by any amendment, modification, termination, expiration and/or demand for payment made at any time hereafter with respect to the term loan described in the Loan Agreement.

         10. Amendments and Waivers. No term, condition or covenant of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of the Company and the Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

         13. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard for its principles of conflicts of laws.

         15. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken by the Company, is by the terms of this Agreement required to be satisfactory to the Purchaser, the determination of such satisfaction shall be made by and the Purchaser in its sole and exclusive reasonable judgment (exercised in good faith).

         16. Tax Returns. None of the parties will take any position in its tax returns or otherwise that is inconsistent with SECTION 2.4(B) of this Agreement.

         17. WAIVER OF JURY TRIAL. THE COMPANY AGREES THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, OR THE WARRANT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE COMPANY AND THE PURCHASER, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE COMPANY AND THE PURCHASER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. THE COMPANY AND THE PURCHASER HAVE NOT AGREED

WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


         18. CONSENT TO JURISDICTION. THE COMPANY HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF THE COMPANY'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS AGREEMENT, THE WARRANT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

         Executed, as an instrument under seal, as of the day and year first above written.

WITNESS                                          COMPANY:

                                                 THE EDISON PROJECT INC.


/s/ Vicki Mayfield                      By:      /s/ Laura Eshbaugh
                                                 Laura Eshbaugh, President

                                                 PURCHASER:

                                                 BANKBOSTON, N.A.

                                                 By:   /s/ D. Eliot Klein
                                                       D. Eliot Klein, Director



                                                 By:   /s/ Steven N. Nocka
                                                       Steven N. Nocka
                                                       Assistant Vice President